Revenue from Contracts with Customers - Schedule of Information about Receivables, Contract Assets and Contract Liabilities from Contracts with Customers (Detail) - USD ($) $ in Millions	6 Months Ended
	Jun. 30, 2018	Jan. 01, 2018	Dec. 31, 2017
Change in Contract with Customer, Asset and Liability [Abstract]
Accounts receivable, net	$ 272	$ 295	$ 295
Current contract assets	9	7
Current contract liabilities (deferred revenue)	(25)	(37)
Non-current contract liabilities (deferred revenue)	(7)	$ (18)
Contract assets,beginning balance	7
Contract liabilities,beginning balance	(55)
Net contract liability,beginning balance	(48)
Decrease due to amortization of revenue that was included in the beginning contract liability balance	25
Increase due to cash received, excluding amounts recognized as revenue	(9)
Decrease due to recognized during the period but contingent on future performance	9
Net contract liability,ending balance	(23)
Contract assets,ending balance	9
Contract liabilities,ending balance	$ (32)